Exhibit 99.1

INVERSTOR DAY

DISCLAIMER Projections This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2020 through 2030. All projections, estimates, goals, 2020 Preliminary Financial Information various targets, estimates plans, trends and or assumptions other statements concerning with respect future industry to future performance, results or future general events business, in this economic presentation, and including regulatory projected conditions, revenue, market are conditions forward-looking for the statements Company’s that products (i) reflect and Eve’s information audited forconsoli dated the twelve months financial ended statements December for the 31, twelve 2020 months that is based end edsolely December on Eve’s 31, 2020 management’s are not yetestimates available.reflecting This presentation currently includes availablecertain preliminary preliminary information, unaudited and financial remains and other Zanite matters, andwhich (iii) should assumptions not be regarded may or may as a not representation prove to be correct, by Eve, (ii) Zanite are inherently or any other subject person to significant that such estimates, contingencies forecasts and uncertainties, or projections many will be of achieved which are . Neither outside Zanite’s the control norof Eve’s Eve subject this financial to Eve’s information consideration . Eve’s offinal subsequent consolidated events financial . Eve’s results independent as of registered and for the public twelve accounting months ended firm has December not audited 31, or 2020 reviewed, may materially and does differ not express from thean estimates opinion with and the respect interim to, neither independent of them auditors expressed have an studied, opinion reviewed, or provided compiled any other or performed form of assurance any procedures with respect with respect theretoto for the projections purpose of for this the presentation purpose of .their These inclusion projections in this are presentation, for illustrative and purposes accordingly, only Statements balances set .” forth in this presentation. Such estimates constitute forward-looking statements and are subject to risks and uncertainties, including those described under “Forward-Looking occur and should that could not be affect relied the upon outcome as being of such necessarily projections, indicative estimates, of future goals, results targets, . Actual plans, results trendscan and be other expected statements to vary . You and must those make variations your own may determinations be material. Unanticipated as to the reasonableness events may Participation Eve and Zanite in Solicitation and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Zanite’s shareholders in connection of one these or more projections, unexpected estimates, eventsgoals, occur,targets, the performance plans, trends and and results other set statements forth in such and projections, should also estimates, note that ifgoals, one or targets, more estimates plans, trends change, and or other one statements or more assumptions may not beare achieved not met, . We or with and officers the proposed in Zanite’s Transaction filings with . Investors the SEC, and including security holders Zanite’smay annual obtain report more on detailed Form 10 information -K/A, whichregarding was originally the names filed with andthe interests SEC on in the June proposed 14, 2021 Transaction . To the extent of Zanite’s that holdings directors of can an indication give no assurance that Eve and as Zanite, to future oroperations, their representatives, performance, considered results or orevents consider . The the inclusion financialof projections, financial projections, estimates and estimates targetsand to be targets a reliable in this prediction presentation of future should events not. be regarded as Zanite’s Ownership securities on Form have 4 filed changed with the from SEC the . Information amounts reported regarding in Zanite’s the persons registration who may, statement under SEC on Form rules,S be -1,deemed such changes participants have in been the or solicitation will be reflected of proxies onto Statements Zanite’s shareholders of Change in in Use of Non-GAAP Financial Metrics connection with the proposed Transaction is set forth in the proxy statement for the proposed Transaction, a preliminary version of which has been filed by Zanite with the SEC. This EBITDA presentation margin, free includes cash flow, certain non financial -GAAP gross measures profit not and presented non-GAAP in gross accordance margin with (including generally on aaccepted forward-looking accounting basis) principles and certain in the other United ratiosStates and other (“GAAP”), metrics including derived therefrom EBITDA, . Trademarks This presentation includes logos or other words or devices that may be registered trademarks of their respective owners. Solely for convenience, some of the trademarks, service marks, as The EBITDA Company divided defines by EBITDA revenue.as The netCompany income (loss) defines before freedepreciation cash flow as and cash amortization, flow from operations income taxes, minus interest capital income expenditures / (expense) . The and Company stock-based defines compensation, non-GAAP gross and EBITDA profit asmargin gross trade rightsnames of the applicable and copyrights owners, referred if any, toto in these this presentation trademarks, may service be listed marks, without tradethe names TM, SM, and copyrights © or ® symbols, . This presentation but Zanite and and Eve itswill contents assert,are to the not fullest endorsed, extent sponsored under applicable or affiliated law,with the profit revenue excluding . Thesedepreciation financial measures and amortization are not measures and stock of-based financial compensation performanceexpense in accordance included with in cost GAAP of and goods may sold, exclude and non items -GAAP that gross are significant margin as in non understanding -GAAP gross and profit assessing dividedour by any trademark owner. You financial should results be .aware Therefore, that our these presentation measures should of these not measures be considered may not in isolation be comparable or as an to alternative similarly to titled netmeasures loss or other used measures by otherofcompanies, profitability,which liquidity may or performance be defined and under calculated GAAP. Zanite Additional intends Information to submit About thethe Transaction Transaction to its and security Where holders to Find It for their consideration. The Company has filed a preliminary proxy statement with the SEC and intends to file a proxy management differently. Eve uses believes forward that -looking these non non -GAAP -GAAPmeasures measures ofto financial evaluate results Eve’s (including projected on financials a forward and -looking operating basis) performance provide useful . Other supplemental companies information may calculate to investors non-GAAP about Eve measures . Eve’s solicitation statement with for proxies the SEC, for the which vote will by include Zanite’sashareholders preliminary proxy in connection statement with and theaTransaction definitive proxy and other statement, matters toas bedescribed distributed in to the Zanite’s definitive securityholders proxy statement in. connection After the definitive with Zanite’s proxy measures differently,of or other may companies use other .measures Management to calculate does not their consider financial these performance, non-GAAP and measures therefore in isolation the Company’s or as an non alternative -GAAP to measures financial may measures not be determined directly comparable in accordance to similarly with GAAP titled . on statement the Transaction on Form. DEFM14A Investors and has security been filed, holders Zanite ofwill Zanite mail and the definitive Eve are urged proxy statement to read the and proxy other statement relevant and documents other relevant to its securityholders documents that as have of the been record ordate will be established filed withfor thevoting SEC The statements principal . Given limitation the of inherent these non uncertainty -GAAP financial regarding measures projections, is that projected they exclude non-GAAP significant measures expenses have and notincome been reconciled that are required back toby the GAAP nearest to be GAAP recorded measure in the . In Company’s addition, they financial are obtain carefully free and copies in their of the entirety proxy when statement they become and other available documents because containing they will important containinformation important information about Zanite about and Eve the proposed through the Transaction website maintained . Investorsby and thesecurity SEC atholders www.sec will .gov be . Copies able to financial subject to measures inherent.limitations You should asreview they reflect the Company’s the exercise and ofZanite’s judgments audited by management financial statements, about which which expense will beand included income in are the excluded definitive or proxy included statement in determining relating tothese the Transaction non-GAAP. Inquiries of the documents regardingfiled this with presentation the SECmay by Zanite be directed can be to obtained Steven Hfree . Rosen, of charge Co-Chief by directing Executive a written Officer, request at 25101 to Chagrin Zanite at Boulevard, 25101 Chagrin Suite 350, Boulevard, Cleveland, Suite Ohio 350,44122 Cleveland, or by Ohio calling 44122 (216). Reconciliations forward-looking of non historical -GAAP financial non-GAAP measures measures aretoprovided, their mo st they directly are presented comparable on GAAP a non-counterparts GAAP basis are without included reconciliations in the Appendix of such toforward this presentation -looking non . Additionally, -GAAP measures to the extent due to that the 292-0200. inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. INVESTMENT HAS ANY AUTHORITY IN ANY SECURITIES PASSED UPON DESCRIBED OR ENDORSED HEREIN THE HAS MERITS NOT BEEN OF THE APPROVED OFFERING OR ORDISAPPROVED THE ACCURACY BYOR THE ADEQUACY SEC OR ANY OF THE OTHER INFORMATION REGULATORY CONTAINED AUTHORITY HEREIN NOR. The Private securities Placement to which this presentation relates have not been registered under the Securities Act, or the securities laws of any other jurisdiction. This presentation relates to securities ANY REPRESENTATION TO THE CONTRARY IS A OFFENSE. that securities Zanitethat intends do not to offer involve 296057 in reliance a public on offering exemptions . The -securities 004 from the have registration not been requirements approved 25Mar2022 or of the recommended Securities Act by any and federal, other applicable state 03:09 or laws foreign . These securities exemptions authorities, apply nor to offers have any and QTA of sales these of Page 71 authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a offense.

MISSION

ABILITY ESSIBILITY

CONNECT PEOPLE

KEEP AVIATION

COMMITTED TO NNEUTRALITY

HISTOR 2017 ORIGIN

HISTORY 2017 2020 ORIGIN INDEPENDENT

HISTORY 2017 2020 2021 ORIGIN INDEPENDENT TRANSACTION ANNOUNCED

HISTORY 2017 2020 2021 2022 ORIGIN INDEPENDENT TRANSACTION EVEX@ ANNOUNCED NYSE

INVESTMENT HIGHLIGHTS Attractive Business Fundamentals

INVESTMENT HIGHLIGHTS MASSIVE GLOBAL MARKET Attractive Business Fundamentals

INVESTMENT MASSIVE GLOBAL MARKET HIGHLIGHTS SCALABLE & SUSTAINABLE SOLUTION Attractive Business Fundamentals

INVESTMENT MASSIVE GLOBAL MARKET HIGHLIGHTS SCALABLE & SUSTAINABLE SOLUTION Attractive Business Fundamentals EXPERIENCED TEAM

INVESTMENT HIGHLIGHTS EMBRAER’S STRATEGIC SUPPORT Significant Execution Advantages

INVESTMENT EMBRAER’S STRATEGIC SUPPORT HIGHLIGHTS POWERFUL PARTNER NETWORK Significant Execution Advantages

INVESTMENT EMBRAER’S STRATEGIC SUPPORT HIGHLIGHTS POWERFUL PARTNER NETWORK Significant Execution Advantages SIGNIFICANT REVENUE VISIBILITY

HUMAN CENTRIC OUTSIDE-IN APPROACH DESIGN

HUMAN CENTRIC OUTSIDE-IN APPROACH DESIGN COLLABORATIVE

HUMAN OUTSIDE-IN APPROACH CENTRIC DESIGN COLLABORATIVE EXPERIMENTATION AND VALIDATION

INVESTOR DAY

UNIQUE DEAL TRANSACTION = RELEVANT PLAYER FUNDAMENTALS 3RD LARGEST + SPAC GLOBAL OEM SPONSOR

TRANSACTION EXPECTED OVERVIEW $ PROCEEDS 500 MILLION

TRANSACTION OVERVIEW Pipe Participants

TRANSACTION OVERVIEW USE OF PROCEEDS

INVESTOR DAY

MARKET HOW BIG SIZE

MARKET $31 BILLION SIZE IN 2030 *KPMG

MARKET $58 BILLION SIZE IN 2035 *KPMG

MARKET $119 BILLION SIZE IN 2040 *KPMG

MARKET $0.76 TRILLION SIZE GLOBAL TAM IN 2040 *KPMG

DRIVING FORCES

DRIVING URB FORCES

DRIVING RE FORCES

DRIVING R FORCES

INVESTOR DAY

ANAC AS PRIMARY CERTIFICATION REGULATOR

PROCESS CERTIFICATION KICK- STARTED

FASTER PATH TO CERTIFICATION CERTIFICATE AT ANAC

30 PROJECTS CERTIFIED CERTIFICATION IN THE LAST 30 YEARS

COMPREHENSIVE SERVICE AND SUPPORT

COMPREHENSIVE VITAL ASPECT T SERVICE AND SUPPORT AIRCRAFT KEY SELLING POINT ATTRACTIVE SOURCE OF REVENUE EMBRAER GLOBAL S&S FOOTPRINT

BENEFITS OF OUR APPROACH IENCY SCALABILITY LOWER RISK LOWER FRICTION

URBAN AIR SYSTEM TRAFFIC SERVICES MANAGEMENT TECHNOLOGIES SUPPORT THE INTEGRATED OPERATION

ECONOMIC DIFFERENTIATED OPERATION BUSINESS MODEL SIGNIFICANT COST ADVANTAGE

LEVERAGING ECMLABSRSAE C RA ’ S PA W BO I L RILTD I E S WORLD CLASS INFRASTRUCTURE

L E V E R A G I N G E CM L A BS RS A EC RA ’ S PA W BO I L RILTD I E S ACCESS TO 5,000 EMPLOYEES

L E V E R A G I N G E CM L A BS RS A EC RA ’ S PA W BO I L RILTD I E S LABOR ADVANTAGE COST

L E V E R A G I N G E CM L A BS RS A EC RA ’ S PA W BO I L RILTD I E S

VEHICLE AFFORDABLE EFFICIENCIES TICKET PRICES

VEHICLE COMPELLING COST EFFICIENCIES OF OPERATION

VEHICLE SIMPLE DESIGN EFFICIENCIES = GREATER RELIABILITY, LOWER MAINTENANCE COSTS

VEHICLE LOW-COST AND SCALABLE EFFICIENCIES MANUFACTURING

G LO B A L M A R K E T $ $ $ $ $ $ $ $

G L O B A L N E T W O R K Warehouses Owned Service Centers Authorized Service Centers

REVENUE EVTOL SALES MAJOR SERVICES & SUPPORT STREAMS URBAN AIR TRAFFIC MANAGEMENT (UATM) OPERATIONS WITH PARTNERS

$4.536 REVENUE GROWTH $3.047 PLAN $1.825 UATM $1.161 Fleet Operations $ in millions $305 Services and Support $21 $45 eVTO L 2024E 2025E 2026E 2027E 2028E 2029E 2030E

REVENUE GROWTH PLAN EVTOL SALES

REVENUE GROWTH PLAN SERVICES & SUPPORT

REVENUE GROWTH URBAN AIR TRAFFIC PLAN MANAGEMENT (UATM)

REVENUE GROWTH OPERATIONS PLAN WITH PARTNERS

P AR T NE R NE T W O RK OPERATING & RIDESHARING INFRASTRUCTURE TECHNOLOGY FINANCING LESSORS DEFENSE

CONCEPT OF FO JANEIRO

CONCEPT OF ECOSYSTEM LONDON, JOURNEY MELBOURNE (AUS) & MIAMI

WHY WE ARE HOLISTIC LEVERAGED DIFFERENT COLLABORATIVE OPEN

ADVANTAGES QUIET SAFER GREENER AFFORDABLE

VAL S, AND COMMUNITIES